UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 2, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On March 2, 2004, Unifi, Inc. (the "Company") issued a press release announcing broad restructuring changes, a copy of which is attached hereto as Exhibit 99.1.

     On March 2, 2004, Unifi Textured Yarns Europe, Ltd., the Company's Irish subsidiary, issued a press release announcing consolidation of its business in Europe, a copy of which is attached hereto as Exhibit 99.2.

ITEM 7. EXHIBITS.

99.1      News Release disseminated on March 2, 2004 by Unifi, Inc concerning broad restructuring changes.

99.2      News Release disseminated on March 2, 2004 by Unifi Textured Yarn Europe, Ltd.
             concerning consolidation of its business in Europe.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      UNIFI, INC.

                                                                                      By: /s/ CHARLES F. MCCOY
                                                                                                 Charles F. McCoy
                                                                                                 Vice President, Secretary and General
                                                                                                     Counsel

  Dated: March 2, 2004